Related party transactions - Schedule of Assets and Liabilities with Related Private Corporations and Financial Institutions (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Assets
Loans	$ 8,383,829	$ 7,220,520
Total assets	11,858,673	10,743,792	$ 9,283,910
Liabilities
Time deposits	4,972,695	3,897,954
Total for all related parties
Assets
Demand deposits	1,509	2,263
Loans	179,235	61,440
Securities at amortized cost, net	21,095	14,373
Total assets	201,839	78,076
Liabilities
Time deposits	574,360	319,344
Stand-by letters of credit	$ 1,646	$ 150